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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 20, 2000
                                                       ------------------

                                BANKRATE, INC.
            --------------------------------------------------------
               (exact name of registrant as specified in chapter)



          Florida                    0-25681                    65-0423422
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  (State or other jurisdiction     (Commission               (IRS Employer
      of Incorporation)            File Number)           Identification No.)


          11811 U.S. Highway One
                Suite 101
        North Palm Beach, Florida                         33408
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                                                        (zip code)


      Registrant's telephone number, including area code: (561) 627-7330
                                                          --------------

                                ilife.com, Inc.
                                ---------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     Effective on September 20, 2000, ilife.com, Inc. (the "Company") changed its name to Bankrate, Inc. The Company also changed its Nasdaq National Market stock symbol from ILIF to RATE.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial statements and pro forma financial information.

              None.

         (b)  Exhibits.

                 99.1 Text of Press Release of Bankrate, Inc. dated September 25, 2000.




                                        SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BANKRATE, INC.


                                        /s/ Robert J. DeFranco
                                        ----------------------
Date: October 3, 2000                   Robert J. DeFranco

                                        Senior Vice President - Finance
                                        Chief Financial Officer

                                       2
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                                 EXHIBIT INDEX

Exhibit
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99.1      Text of Press Release of Bankrate, Inc. dated September 25, 2000.

                                       3